Exhibit 99.02

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                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  Series 1994-5

RECEIVABLES


Beginning of the Month Principal Receivables:              $    1,367,277,240.49
Beginning of the Month Finance Charge Receivables:         $       68,724,123.02
Beginning of the Month Discounted Receivables:             $                0.00
Beginning of the Month Total Receivables:                  $    1,436,001,363.51


Removed Principal Receivables:                             $                0.00
Removed Finance Charge Receivables:                        $                0.00
Removed Total Receivables:                                 $                0.00


Additional Principal Receivables:                          $                0.00
Additional Finance Charge Receivables:                     $                0.00
Additional Total Receivables:                              $                0.00

Discounted Receivables Generated this Period:              $                0.00


End of the Month Principal Receivables:                    $    1,333,553,942.73
End of the Month Finance Charge Receivables:               $       67,795,973.75
End of the Month Discounted Receivables:                   $                0.00
End of the Month Total Receivables:                        $    1,401,349,916.48


Special Funding Account Balance                            $                0.00
Aggregate Invested Amount (all Master Trust Series)        $      549,734,062.24
End of the Month Seller Amount                             $      783,819,880.49
End of the Month Seller Percentage                                        58.78%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                  RECEIVABLES

      30-59 Days Delinquent                                $       30,518,067.42
      60-89 Days Delinquent                                $       23,192,224.53
      90+ Days Delinquent                                  $       49,096,166.84


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      Total 30+ Days Delinquent                            $      102,806,458.79
      Delinquent Percentage                                                7.34%

Defaulted Accounts During the Month                        $        8,974,815.90
Annualized Default Percentage                                              7.88%

Principal Collections                                             165,806,674.46
Principal Payment Rate                                                    12.13%

Total Payment Rate                                                        13.05%


INVESTED AMOUNTS


      Class A Initial Invested Amount                      $      230,000,000.00
      Class B Initial Invested Amount                      $       20,000,000.00

INITIAL INVESTED AMOUNT                                    $      250,000,000.00

      Class A Invested Amount                              $       80,499,994.00
      Class B Invested Amount                              $       28,000,000.00

INVESTED AMOUNT                                            $      108,499,994.00

FLOATING ALLOCATION PERCENTAGE                                             9.90%
PRINCIPAL ALLOCATION PERCENTAGE                                           25.60%


MONTHLY SERVICING FEE                                      $          135,624.99

INVESTOR DEFAULT AMOUNT                                    $          888,327.27


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               79.31%

      Class A Finance Charge Collections                   $        1,812,942.60
      Other Amounts                                        $                0.00

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TOTAL CLASS A AVAILABLE FUNDS                              $        1,812,942.60


      Class A Monthly Interest                             $          395,243.79
      Class A Servicing Fee                                $          100,624.99
      Class A Investor Default Amount                      $          704,535.02

TOTAL CLASS A EXCESS SPREAD                                $          612,538.80


REQUIRED AMOUNT                                            $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               20.69%

      Class B Finance Charge Collections                   $          477,468.62
      Other Amounts                                        $                0.00

TOTAL CLASS B AVAILABLE FUNDS                              $          477,468.62


      Class B Monthly Interest                             $          142,212.78
      Class B Servicing Fee                                $           35,000.00


TOTAL CLASS B EXCESS SPREAD                                $          300,255.84


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $          912,794.64


      Excess Spread Applied to Required Amount             $                0.00

      Excess Spread Applied to Class A Investor            $                0.00
      Charge Offs

      Excess Spread Applied to Class B Items               $          183,792.25

      Excess Spread Applied to Class B Investor            $                0.00
      Charge Offs

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      Excess Spread Applied to Monthly Cash                $            2,255.96
      Collateral Fee

      Excess Spread Applied to Cash Collateral             $                0.00
      Account

      Excess Spread Applied to other amounts owed          $               34.92
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $          726,711.51


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $        2,215,076.90


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $                0.00
SERIES 1994-5

      Excess Finance Charge Collections Applied to         $                0.00
      Required Amount

      Excess Finance Charge Collections Applied to         $                0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to         $                0.00
      Class B Items

      Excess Finance Charge Collections Applied to         $                0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to         $                0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to         $                0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to         $                0.00
      other amounts owed Cash Collateral Depositor

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YIELD AND BASE RATE --


      Base Rate (Current Month)                                            6.93%
      Base Rate (Prior Month)                                              7.05%
      Base Rate (Two Months Ago)                                           7.76%

THREE MONTH AVERAGE BASE RATE                                              7.25%

      Portfolio Yield (Current Month)                                     12.43%
      Portfolio Yield (Prior Month)                                       11.42%
      Portfolio Yield (Two Months Ago)                                    12.74%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.20%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

      Class A Principal Collections                        $       39,048,194.77

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

      Class B Principal Collections                        $        3,395,495.19

TOTAL PRINCIPAL COLLECTIONS                                $       42,443,689.96





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $                0.00
SERIES


CLASS A AMORTIZATION --

      Controlled Amortization Amount                       $       26,833,334.00
      Deficit Controlled Amortization Amount               $                0.00

CONTROLLED DISTRIBUTION AMOUNT                             $       26,833,334.00



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CLASS B AMORTIZATION --

      Controlled Amortization Amount                       $                0.00
      Deficit Controlled Amortization Amount               $                0.00

CONTROLLED DISTRIBUTION AMOUNT                             $                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                  $       15,610,355.96
PRINCIPAL SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $                0.00

CLASS B INVESTOR CHARGE OFFS                               $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $                0.00


CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                      $       11,433,332.40
      Available Cash Collateral Amount                     $       11,433,332.40


INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                   $                0.00
      Class B Interest Rate Cap Payments                   $                0.00


TOTAL DRAW AMOUNT                                          $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $                0.00


                                        First USA Bank, NA,
                                        as Servicer


                                        By: /s/ Tracie H. Klein
                                            ----------------------------
                                            Tracie H. Klein
                                            First Vice President